UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 21, 2020
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue
New York	New York		10169
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) The Annual Meeting of Stockholders (the “Annual Meeting”) of Voya Financial, Inc. (the “Company”) was held on May 21, 2020.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting were as follows:

Item 1 – Election of Directors: Our stockholders elected the following nine directors to each serve a one-year term expiring at our annual meeting in 2021. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

	For	Against	Abstentions	Broker Non-Votes
Lynne Biggar	109,843,426	3,162,407	38,380	4,414,474
Jane P. Chwick	110,814,452	2,195,155	34,606	4,414,474
Kathleen DeRose	111,533,930	1,473,608	36,675	4,414,474
Ruth Ann M. Gillis	111,002,218	2,007,388	34,607	4,414,474
J. Barry Griswell	110,213,053	2,795,906	35,254	4,414,474
Rodney O. Martin, Jr.	106,658,009	6,182,576	203,628	4,414,474
Byron H. Pollitt, Jr.	111,471,033	1,538,152	35,028	4,414,474
Joseph V. Tripodi	109,999,243	3,009,990	34,980	4,414,474
David Zwiener	109,999,715	3,009,447	35,051	4,414,474

Item 2 – Our stockholders approved, on an advisory basis, the compensation paid to the named executive officers.

For	Against	Abstentions	Broker Non-Votes
108,208,387	4,778,661	57,165	4,414,474

Item 3 – Our stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020.

For	Against	Abstentions
116,040,069	1,317,840	100,778

Item 4 – Our stockholders voted, on an advisory basis, on the frequency with which we will conduct the advisory vote on executive compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
108,235,337	62,434	4,648,009	98,433	4,414,474

(d) In light of the results of the advisory vote on the frequency of future advisory votes on executive compensation, the Company will hold an advisory vote on executive compensation annually until the next advisory vote on the frequency of stockholder votes on the compensation of executives, which will occur no later than the Company's annual meeting in 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)
By:        /s/ Jean Weng
Name:    Jean Weng

Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: May 21, 2020